BPMIGAS

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1029, Fax: (62-21) 521-1709

CRC

Camar Resources Canada Inc.
Oil & Gas

26 October 2005

Indo-Pacific Resources (Java) Limited
World Trade Centre 14th Floor
Jl Jend. Sudirman Kav. 29-31
Jakarta 12920
Republic of Indonesia

RECEIVED
26 OCT 2005
INDO-PACIFIC RESOURCES (JAVA) LTD.
time : 14-55 PM

VIA: HAND DELIVERED & FAX

Attention: James B. Wensveen
or David Nunn

Dear Jim & David:

This is to inform you that we have proceeded to the payment of the last of the trade debts related to IPR (so far as we are aware) as of Monday, 24 October 2005 with the final payment made to Somaser/Pride. This moves us closer to being able to obtain the BPMIGAS approvals that will allow us to recommence production from the Bawean PSC.

There remains outstanding IPR's obligation to pay tax penalties and interest of approximately US$2,300,000. As you know, BPMIGAS has made the payment of this amount a condition of the approval to our work program, which is required in order to recommence production. Accordingly, we are suffering losses (by virtue of delayed production) as a result of IPR's failure to pay this amount. We have requested before, and we repeat this request again: please pay the tax penalties and interest immediately. If IPR does not do this immediately, CRC may need to take steps to protect its interest (and yours) to ensure that production can restart. We estimate that once you have made the tax penalty and interest payment, we should be able to receive BPMIGAS approval to our work program 4 to 6 weeks later.

As you know, the settlement of the IPR debts has exceeded the amount set aside for this purpose in the Purchase and Sale Agreement. CRC has funded this excess. Please find attached the Notice of Dilution contemplated by the Dilution and Carried Interest Agreement, with appropriate backup detailing the "Debit Balance" that CRC has paid. If you require any clarifications regarding the calculation of this amount, please advise. We hope that you will be in a position to reimburse us for this debit balance before the end of the 45 days period contemplated by that agreement.

BPMIGAS
World Trade Centre 14th Floor
Jl. Jend Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829, Fax: (62-21) 521-1709

CRC
Camar Resources Canada Inc.
Oil & Gas

We have copied Henry King with this letter and the attached notice because that is required by the notice provisions of the Dilution and Carried Interest Agreement.

Yours truly,
CAMAR RESOURCES CANADA INC.

Yusuf Sulaeman
President

cc. Reed Smith LLP
136 Main Street, Suite 250
Princeton Forrestal Village, Princeton NJ 08540
USA
Attention: Henry King
Fax: +1-609-951 0824

SPMIGAS

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1020, Fax: (62-21) 521-1706

CRC
Camar Resources Canada Inc.
Oil & Gas

PRIVATE AND CONFIDENTIAL

Jakarta, 26 October 2005

Indo-Pacific Resources (Java) Ltd.
World Trade Center Lt. 14.
Jl. Jend Sudirman Kav. 29-31.
Jakarta 12920.
INDONESIA

VIA: HAND DELIVERED & FAX

Attention : Mr. David A. Nunn
President

Re. : Notice of Dilution

Dear David,

I am writing you in the matters of Asset Purchase and Sale Agreement (the "**SPA**") and Dilution and Carried Interest Agreement (the "**Dilution Agreement**"), both dated November 26, 2004, and both between Indo-Pacific Resources (Java) Ltd. ("**IPR**") and Camar Resources Canada Inc. ("**CRC**").

WHEREAS as defined in Article 1.01 of the SPA, Trade Debts means the trade debts of the Vendor (i.e. IPR) incurred prior to April 5, 2004 in respect of the Bawean PSC, excluding the Tax Principal, but including interest and penalties for non-payment of the Tax Principal.

WHEREAS pursuant to Article 3.02 (b) of the SPA, an amount of US$4,500,000.00, being a part of Purchase Price, shall be put in the Trade Debt Settlement Account, which has been done accordingly, for settling such Trade Debts.

WHEREAS pursuant to Article 4.02 (c) of the SPA, in the event that after all amounts have been expended from the Trade Debt Settlement Account, any Trade Debts remain unpaid, the Purchaser shall fund the payment of any additional settlements of such outstanding Trade Debts and the Vendor shall reimburse to the Purchaser all amounts so paid in accordance with the provisions of Section 4.05 of the SPA.

WHEREAS pursuant to Article 4.05 of the SPA regarding Recovery of Payments, all amounts payable by the Vendor to the Purchaser, pursuant to Sections 4.02 (c) of the SPA, shall be deemed to be amounts owed to the Purchaser by the Vendor pursuant to

BPMIGAS
World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829, Fax: (62-21) 521-1709

CRC
Camar Resources Canada Inc.
Oil & Gas

Article 3 of the Dilution Agreement and save only to the extent provided herein, payment thereof by the Vendor shall be governed in all respects by the provisions of the Dilution Agreement.

WHEREAS as defined in Article 1.01 of the Dilution Agreement, amounts specified in Sections 4.02(c) of the SPA is considered as Debit Balance.

WHEREAS pursuant to Article 3.01 of the Dilution Agreement, if at any time which is six months or more after the Effective Date of the SPA (i.e. 14 January 2005), there remains a Debit Balance, CRC is entitled to recover all or any portion of the Debit Balance by acquiring a portion of the Assets as defined in the SPA and Dilution Agreement. Further, it is stated that this acquisition of IPR's interest shall be initiated by the delivery of Dilution Notice by CRC to IPR.

THEREFORE, with respect to the abovementioned facts, we are hereby giving you Notice of Dilution with details as follow:

1. The outstanding amount of Debit Balance on the date first written above is US$3,431,898.91 which represents 22.88% of the Assets ("Diluted Interest") as pursuant to Article 3.01 (b) the value of every percentage of IPR's Assets shall be considered of US$150,000.00. The details of the payment including wire transfer details where the payment of the Debit Balance may be made are attached to this Notice of Dilution.

2. Pursuant to Article 3.02 of Dilution Agreement, if CRC has not received in full the amount of Debit Balance specified in point 1 above within forty five (45) days after the date of this Notice of Dilution, then the Diluted Interest of IPR in the Bawean PSC and the Assets shall be transferred to CRC according to the terms and conditions set out in such Article, and the Debit Balance will become zero.

3. IPR's address for any correspondence of this Notice of Dilution is:

   Indo-Pacific Resources (Java) Ltd.
   World Trade Centre 14th Floor
   Jl. Jend Surdirman Kav. 29-31
   Jakarta 12920
   Republic of Indonesia

   Attention: David Nunn
   Fax: +62-21-521-1709

4. All communication and notices for CRC in relation to this Notice of Dilution shall be delivered to both CRC and its counsel at the address below:

Camar Resources Canada Inc.
World Trade Centre 14th Floor
Jl. Jend Surdirman Kav. 29-31
Jakarta 12920
Republic of Indonesia

Attention: Yusuf Sulaeman
Fax: +62-21-521-1822

with a copy to:

Macleod Dixon LLP
3700 Canterra Tower
400 3rd Avenue SW
Calgary AB, T2P 4H2
Canada

Attention: J Jay Park
Fax: +1-403-264 5973

This Notice of Dilution is considered final and binding notification of dilution according to the SPA and Dilution Agreement.

Regards,

Yusuf Sulaeman
President

cc. Reed Smith LLP
136 Main Street, Suite 250
Princeton Forrestal Village, Princeton NJ 08540
USA
Attention: Henry King
Fax: +1-609-951 0824

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829 Fax: (62-21) 521-1758

Camar Resources Canada Inc.
Oil & Gas

Trade Debts Settlement
of Indo-Pacific Resources
(Java) Ltd. (IPR)

Date	Vendor	USD	Rupiah	USD Rate
8-Feb	PT. Champion Kurnia Djaja Technology	19,000.00		
14-Feb	PT. Bumi Parkasa Andhika	14,832.13		
15-Feb	PT. Anggrek Diesel (Andi Wibisono)	2,635.00		
15-Feb	PT. Rig Tenders Indonesia	600,000.00		
16-Feb	PT. Jakarta Land	23,690.83		
16-Feb	IPR (Auditor) *	30,000.00		
16-Feb	IPR Severance Payment *	212,060.00		
17-Feb	PT. Primacom Interbuana	39,270.00		
18-Feb	Maraman Ltd *	671,267.87		
18-Feb	Prosafe Production Services Pte Ltd	886,337.00		
18-Feb	IPR Severance payment additional *	3,340.00		
18-Feb	Putra Rent Car	4,086.00		
24-Feb	PT. Kencana Mas Raya	17,814.25		
24-Feb	PT. Mitrayasa Kelana Sejati	2,897.85		
24-Feb	PT. Coates Hire Indonesia	70,000.00		
24-Feb	PT. Pelayaran Bahtera Adhiguna	11,780.41		
24-Feb	PT. Fajar Mas Murni	1,549.00		
28-Feb	Bank Charges Feb 2005	2,574.47		
1-Mar	PT. Halliburton Drilling Systems Ind	168,261.80		
1-Mar	PT. M-I Indonesia	126,000.00		
1-Mar	Indo-Pacific Resources (Java) Ltd *	165,000.00		
4-Mar	Hardy & Kee Engineering	2,492.63		

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel. (62-21) 521-1828, Fax (62-21) 521-1700

CRC

Camar Resources Canada Inc.
Oil & Gas

7-Mar	PT. Duta Polykem Indo		19,883.00
9-Mar	Indo Pacific Resources (Java) Ltd.	*	55,000.00
10-Mar	PT. Tita Sampurna		6,800.00
10-Mar	CV.Santana (Sentot Susanto)		28,881.61
10-Mar	PT. Foxboro Perkind Indonesia		16,598.00
10-Mar	PT. Citra Joyo Karya Mandiri		20,738.41
10-Mar	Pertamina Perkapalan		1,558.14
10-Mar	PT. Sakupang Makmur Abadi		1,507.30
10-Mar	PT. Pertamina Tongkang Surabaya		6,448.14
10-Mar	PT. Selaut Insani		31,059.78
10-Mar	PT. Survindotama Persada		1,497.60
10-Mar	PT. Buana Multiguna		1,698.70
10-Mar	PT. Cipta Antar Benua		6,457.69
16-Mar	Total E&P Indonesia		735.69
16-Mar	PT. Pelayaran Nusantara Timur		48,891.09
16-Mar	PT. Khasana Timur Indonesia		1,503.96
16-Mar	Kodeco Energy Co. Ltd.		6,863.61
16-Mar	PT. Corelab Indonesia		568.90
16-Mar	Indonesia Petroleum Association		4,200.00
16-Mar	BPMIGAS		3,200.00
16-Mar	Lapindo Brantas		812.48
16-Mar	Unocal Indonesia Company		2,747.59
16-Mar	Amri SS		3,947.37
18-Mar	Sev. Supriadi		3,596.77
18-Mar	M. Hafid		1,918.66
18-Mar	Indo-Pacific Resources (Java) Ltd.	*	75,000.00
18-Mar	PT Trifanu		843.00
18-Mar	CV. Srikandi		736.69

World Trade Center 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829, Fax: (62-21) 521 1769

BPMIGAS

CRC

Camar Resources Canada Inc.
Oil & Gas

16-Mar	Sumber Air		639.91
23-Mar	PT. Giri Perdana Timur Perkasa		39,324.02
24-Mar	PT. Sole Raya		33,841.82
24-Mar	PT. Sarida Persada		61,695.33
24-Mar	Amri SS		2,371.97
31-Mar	Mitra Jasa kelana (transfer back)		(2,577.86)
31-Mar	Bank Charges March 2005		2,468.21
4-Apr	Royco Marine Services		6,600.00
5-Apr	PT. Sarana Adikarya Utama		33,543.63
5-Apr	BP Indonesia		1,081.22
11-Apr	PT. Weltekindo Nusantara		14,000.00
14-Apr	Indo-Pacific Resources (Java) Ltd.	*	60,000.00
15-Apr	BP Indonesia (EMP Kangean Limited)		48,000.00
15-Apr	Dyviacom Intrabumi TBK		1,481.08
25-Apr	Mozes S. Lawoasal		13,888.60
30-Apr	Bank Charges April 2005		204.08
9-May	Soewito, Suhardiman, Eddymurthi		3,714.02
16-May	PT. Pertamina Tongkang		900.00
17-May	Kas Negara		465,028.63
17-May	PT. Panca Komunindo		20,176.00
18-May	Indo-Pacific Resources (Java) Ltd	*	250,000.00
23-May	PT. Inti Jatam Pura		9,600.00
30-May	PT. Tugu Pratama Indoneisa		11,137.06
30-May	PT. Pertamina Tongkang		20,042.28
31-May	Indo-Pacific Resources (Java) Ltd	*	10,000.00
31-May	Bank Charges May 2005		208.08
31-May	Rebate TT		(30.00)
2-Jun	PT. Elnusa Rentakom		18,368.80

BPMIGAS
World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1850, Fax: (62-21) 521 1700

CRC
Camar Resources Canada Inc.
Oil & Gas

18-Mar	Sumber Air		638.61
23-Mar	PT. Giri Perdana Timur Perkasa		38,324.02
24-Mar	PT. Sele Raya		33,841.62
24-Mar	PT. Sarida Persada		91,896.33
24-Mar	Arief SS		2,371.87
31-Mar	Mitra Jasa kelana (transfer back)		(2,677.86)
31-Mar	Bank Charges March 2005		2,468.21
4-Apr	Royco Marine Services		5,000.00
5-Apr	PT. Sarana Adikarya Utama		33,943.83
5-Apr	BP Indonesia		1,081.22
11-Apr	PT. Weltekindo Nusantara		14,000.00
14-Apr	Indo-Pacific Resources (Java) Ltd.	*	60,000.08
15-Apr	BP Indonesia (EMP Kangean Limited)		40,000.00
15-Apr	Dyviacom Intrabumi TBK		1,481.08
25-Apr	Mozes S. Lawoasal		13,688.80
30-Apr	Bank Charges April 2005		204.08
9-May	Soewito, Suhardiman, Eddymurthi		3,714.02
16-May	PT. Pertamina Tongkang		900.00
17-May	Kas Negara		465,028.63
17-May	PT. Panca Komunindo		20,176.00
18-May	Indo-Pacific Resources (Java) Ltd	*	250,000.00
23-May	PT. Inti Jatam Pura		9,600.00
30-May	PT. Tugu Pratama Indonesia		11,137.06
30-May	PT. Pertamina Tongkang		20,042.26
31-May	Indo-Pacific Resources (Java) Ltd	*	10,000.00
31-May	Bank Charges May 2005		206.06
31-May	Rebate TT		(30.00)
2-Jun	PT. Elnusa Rentalkom		18,366.60

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829, Fax: (62-21) 521-1708

CRC
Camar Resources Canada Inc.
Oil & Gas

9-Jun	PT. Pelayaran Bahtera Adiguna		3,471.39		
22-Jun	PT. Pertamina Tongkang		20,642.25		
22-Jun	PT. Tugu Pratama Indonesia		11,137.06		
22-Jun	Indo-Pacific Resources (Java) Ltd.	*	5,000.00		
30-Jun	Bank Charges June 2005		163.72		
11-Jul	PT. Geoservices		20,600.00		
14-Jul	PT. Geoservices		4,096.05		
18-Jul	PT. Pertamina Tongkang		20,642.25		
18-Jul	PT. Tugu Pratama Indonesia		11,137.06		
18-Jul	PT. Pelita Air Service		24,909.67		
31-Jul	Bank Charges 2005		252.57		
19-Aug-05	Pertamina Tongkang	#	160,380.24		
19-Aug-05	PT Tugu Pratama Ind.	#	100,233.57		
19-Aug-05	PT Sudjaka Palembang	#	229,602.15		
25-Aug-05	PT Jawa Tirtamarin	#	100,000.00		
26-Aug-05	PT Sudjaka Palembang	#	858.97	6,953,500.00	10,395.00
30-Aug-05	PT Sigma Cipta Utama	#	106,209.66		
31-Aug-05	Bank Charges		0.65		
20-Sep-05	Pertamina Tongkang	#	10,474.64		
15-Sep-05	The Expro Group	#	300,000.00		
15-Sep-05	PT Tricom Promosindo	#	52,960.93		
15-Sep-05	PT Sangkala Sakti	#	11,000.00		
27-Sep-05	PT Dharma Muda Pratama	#	31,123.46		
30-Sep-05	Bank Charges		0.61		
17-Oct-05	PT PANAH TIARA	#	30,000.00		
18-Oct-05	Pertamina Tongkang	#	1,230.49	11,425,500.00	10,098.00

BPMIGAS

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1828, Fax: (62-21) 521 1769

CRC

Camar Resources Canada Inc.
Oil & Gas

21-Oct-05	Indo-Pacific Resources (Java) Ltd.	*	25,000.00
21-Oct-05	Coates Hire		9,034.30
21-Oct-05	Geoservices		4,690.33
21-Oct-05	Trade Debt Set'ment Acc balance		30,118.98
25-Oct-05	PT Patra Drilling Contractor	#	2,250,000.00
25-Oct-05	Interests on VAT: 1.5% per Month	#	28,114.82
		USD	7,931,898.91
			4,500,000.00
		Total USD	3,431,898.91
		Present interest of IPR	30.00%
		Diluted interest of IPR ☼	22.88%
		New interest of IPR	7.12%

Note:

1. Items with (*) are money transferred out of Trade Debt Settlement Account as requested by IPR.
2. Items with (#) are the dilution components with detail of supporting documents are further attached.
3. ☼: Pursuant to SPA and Dilution Agreement, per 1% of IPR's interest shall be valued US$150,000.00.